Other current financial receivables	12 Months Ended
Dec. 31, 2024
Trade and other current receivables [abstract]
Other current financial receivables

17. Other current financial receivables

Other current financial receivables are analysed as follows:

Other current financial receivables	31/12/24	31/12/23
Short-term borrowings	1,348	—
Total	1,348	—

In 2024, the Board of Directors of a subsidiary, in light of its liquidity position, approved the granting of a renewable annual loan to the minority shareholder, Truong Thanh Furniture Corporation (“TTF”), upon request. The loan carries an interest rate of LIBOR USD 1M - 0.25%, aligned with the yield of the Time Deposit in which the same subsidiary invested its excess liquidity. See note 45.